EXHIBIT 10.5

                     AMENDMENT TO NORSTAR AGREEMENTS

     THIS AGREEMENT is made this 20 day of September, 2002, but effective as of January 2, 2002, by and between NORSTAR COMMUNICATIONS, INC., a California corporation ("Norstar") and UNIVERSAL BROADBAND
COMMUNICATIONS, INC., a Nevada corporation ("UBC").

     WHEREAS, on November 30, 2001, Norstar and UBC executed that certain Asset Purchase and Sale Agreement (the "First Norstar Agreement"), which was subsequently revised on January 22, 2002, but had an effective date of January 2, 2002, to which reference is hereby made and incorporated herein for all purposes; and

     WHEREAS, on March 11, 2002, Norstar and UBC executed that certain Asset Purchase and Sale Agreement (the "Second Norstar Agreement"), to which reference is hereby made and incorporated herein for all purposes; and

     WHEREAS, the First Norstar Agreement and the Second Norstar
Agreement were essentially a single transaction and they are hereinafter collectively referred to as the "Norstar Asset Purchase Agreement";

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1. AMENDMENT TO THE NORSTAR ASSET PURCHASE AGREEMENT. The Norstar Asset Purchase Agreement is hereby amended to reflect the following:

          a. The Second Norstar Agreement will be considered to be a continuation of the First Norstar Agreement. As a result, the net value of the Norstar Asset Purchase Agreement is $1,316,979.41, and all of the shares of the UBC common stock given in exchange for the assets described in the Norstar Asset Purchase Agreement should be valued at $0.21 per share, pursuant to the Share Price Analysis more fully described in SCHEDULE A attached hereto and incorporated herein by reference for all purposes.

          b. In the First Norstar Agreement, the consideration given by Norstar is hereby deemed to have been assets valued at $778,048.76, which included a promissory note from Norstar in favor of UBC in the amount of $77,309.87, more fully described in SCHEDULE B attached hereto and incorporated herein by reference for all purposes. The promissory note was given by Norstar to UBC in payment for certain expenses paid by UBC on Norstar's behalf. The consideration in the First Norstar Agreement given by UBC is hereby deemed to have included (i) the assumption by UBC of Norstar liabilities in the amount of $104,779.98 as of January 2, 2002, (ii) the issuance by UBC to Norstar of 1,711,933 shares of UBC common stock valued at $368,739.74, or $0.21 per share as described in SCHEDULE A attached hereto, (iii) a promissory note issued by UBC in favor of Norstar in the amount of $46,545.27, more fully described in SCHEDULE C attached hereto and incorporated herein by reference for all purposes, which promissory note is to be payable only out of future cash collections of the direct billing base acquired under the First Norstar Agreement, and (iv) a promissory note issued by UBC in favor of Norstar in the amount of $257,983.77, more fully described in SCHEDULE D attached hereto and incorporated herein by reference for all purposes, which promissory note is to be payable only in the common stock of UBC valued at $0.21 per share as described in SCHEDULE A attached hereto.

          c. In the Second Norstar Agreement, the consideration given by Norstar is hereby deemed to have been assets valued at $665,260.63. The consideration given by UBC is hereby deemed to have included the assumption by UBC of Norstar liabilities in the amount of $21,550.00 as of March 11, 2002, the issuance by UBC to Norstar of 4,186,260 shares of UBC common stock valued at $901,694.40, or $0.21 per share as described in SCHEDULE A attached hereto, and the forgiveness of a promissory note issued by UBC in favor of Norstar in the amount of $257,983.77 as described in SCHEDULE D attached hereto and the related accrued interest of $1,749.04.

          d. Certain assets acquired pursuant to the Second Norstar Agreement, which assets are more fully described in SCHEDULE E attached hereto and incorporated herein by reference for all purposes, will be deemed to have been acquired for valuation purposes pursuant to the First Norstar Agreement.

     2. RATIFICATION. Except as modified hereby, Norstar and UBC do hereby ratify, republish, and reconfirm the Norstar Asset Purchase Agreement.

     3. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     4. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns.

     5. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     6. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     7. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     8. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     9. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     10. EXCUSABLE DELAY. None of the parties hereto shall be obligated to perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     11. NO THIRD-PARTY BENEFICIARY. Any agreement to pay an amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     12. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     14. PERFECTION OF TITLE. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     15.  ENTIRE AGREEMENT.  This instrument contains the entire
Agreement of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   NORSTAR COMMUNICATIONS, INC.



                                   By /s/ MARK ELLIS
                                      -----------------------------
                                      Mark Ellis, President


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By /s/ MARK ELLIS
                                      -----------------------------
                                      Mark Ellis, President

Attachments:
-----------
Schedule A - Share Price Analysis
Schedule B - The Norstar Promissory Note
Schedule C - The First UBC Promissory Note
Schedule D - The Second UBC Promissory Note
Schedule E - Certain Assets and Liabilities

                               Schedule A
                          Share Price Analysis


               Description
-------------------------------------------------------------------------

     Total NBV of Asset Acquired on 01/02/02             778,048.76

     Total NBV of Asset Acquired on 03/11/02             665,260.63



     Total Liabilities assumed                          (126,329.98)


                                                      =============
     NET VALUE OF TRANSACTION                         $1,316,979.41
     LESS NOTE ISSUED                                    (46,545.27)
                                                      -------------
     BASIS OF STOCK ISSUED                            $1,270,434.14
                                                      =============

     Share issued 1/02/02                                 1,711,933
     Share issued 3/11/02                                 4,186,260
                                                      -------------
       Total Shares issued                                5,898,193
                                                      =============

                                                      -------------
     Per share value of transaction                      $0.2153938
                                                      =============

                                                               Schedule B

                             PROMISSORY NOTE

$77,309.87                                                January 2, 2002


     After date, without grace, for value received, NORSTAR COMMUNICATIONS, INC., a California corporation having its principal office and place of business in Orange County, California (the "Maker") hereby promises to pay to the order of UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation having its principal office and place of business in Orange County, California (the "Payee") the original principal amount of SEVENTY-SEVEN THOUSAND THREE HUNDRED NINE AND 87/100 DOLLARS ($77,309.87), with interest at the rate of 10 percent per annum. All payments hereunder are payable in lawful money of the United States of America at 18200 Von Karman Avenue, 10th Floor, Irvine, California 92612, or such other place as the Payee may designate in writing to the Maker.

     The principal and interest of this Note shall be due and payable on or before August 31, 2002.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied first to the principal. Any interest on any prepaid principal shall immediately cease to accrue.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     In the event default is made in the payment of any part of the principal or interest of this Note as the same becomes due and payable, and such default shall continue for a period of 10 days following written notice thereof given by the Payee or any holder hereof, the legal holder hereof has the option, without notice or demand, to declare the unpaid principal of this Note at once due and payable.

     The undersigned hereby agrees to pay all expenses incurred by the Payee, including reasonable attorney's fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection, or if it is collected by suit or through any probate, bankruptcy or any other legal proceedings.

     If this Note is not paid at maturity, however maturity may be brought about, all principal due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Maker under applicable law.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note shall be governed by and construed in accordance with the laws of the State of California and applicable federal law.


                                   NORSTAR COMMUNICATIONS, INC.



                                   By /s/ MARK ELLIS
                                      ------------------------------
                                      Mark Ellis, President

                                                               Schedule C

                             PROMISSORY NOTE

$46,545.27                                                January 2, 2002


     After date, without grace, for value received, UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation having its principal office and place of business in Orange County, California (the "Maker") hereby promises to pay to the order of NORSTAR COMMUNICATIONS, INC., a California corporation having its principal office and place of business in Orange County, California (the "Payee") the original principal amount of FORTY-SIX THOUSAND FIVE HUNDRED FORTY-FIVE AND 27/100 DOLLARS ($46,545.27), with interest at the rate of 10 percent per annum. All payments hereunder are payable as hereinafter provided in lawful money of the United States of America at 18200 Von Karman Avenue, 10th Floor, Irvine, California 92612, or such other place as the Payee may designate in writing to the Maker.

     The principal and interest of this Note shall be due and payable on or before August 31, 2002. Provided, however, notwithstanding anything herein contained to the contrary, all payments of principal and interest due on this Note shall be payable only of future cash collections of the direct billing base acquired under that certain Asset Purchase and Sale Agreement executed on November 30, 2001 by the Maker and the Payee, which was subsequently revised on January 22, 2002, but had an effective date of January 2, 2002, to which reference is hereby made and incorporated herein for all purposes.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied first to the principal. Any interest on any prepaid principal shall immediately cease to accrue.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     In the event default is made in the payment of any part of the principal or interest of this Note as the same becomes due and payable, and such default shall continue for a period of 10 days following written notice thereof given by the Payee or any holder hereof, the legal holder hereof has the option, without notice or demand, to declare the unpaid principal of this Note at once due and payable.

     The undersigned hereby agrees to pay all expenses incurred by the Payee, including reasonable attorney's fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection, or if it is collected by suit or through any probate, bankruptcy or any other legal proceedings.

     If this Note is not paid at maturity, however maturity may be brought about, all principal due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Maker under applicable law.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note shall be governed by and construed in accordance with the laws of the State of California and applicable federal law.


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By /s/ MARK ELLIS
                                      ------------------------------
                                      Mark Ellis, President

Attachment:
-----------
Schedule A - Share Price Analysis

                               Schedule A
                          Share Price Analysis


               Description
-------------------------------------------------------------------------

     Total NBV of Asset Acquired on 01/02/02             778,048.76

     Total NBV of Asset Acquired on 03/11/02             665,260.63



     Total Liabilities assumed                          (126,329.98)


                                                      =============
     NET VALUE OF TRANSACTION                         $1,316,979.41
     LESS NOTE ISSUED                                    (46,545.27)
                                                      -------------
     BASIS OF STOCK ISSUED                            $1,270,434.14
                                                      =============

     Share issued 1/02/02                                 1,711,933
     Share issued 3/11/02                                 4,186,260
                                                      -------------
       Total Shares issued                                5,898,193
                                                      =============

                                                      -------------
     Per share value of transaction                      $0.2153938
                                                      =============

                                                               Schedule D

                             PROMISSORY NOTE

$257,983.77                                                March 11, 2002


     After date, without grace, for value received, UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation having its principal office and place of business in Orange County, California (the "Maker") hereby promises to pay to the order of NORSTAR COMMUNICATIONS, INC., a California corporation having its principal office and place of business in Orange County, California (the "Payee") the original principal amount of TWO HUNDRED FIFTY-SEVEN THOUSAND NINE HUNDRED EIGHTY-THREE AND 77/100 DOLLARS ($257,983.77), with interest at the rate of 10 percent per annum. All payments hereunder are payable as hereinafter provided at 18200 Von Karman Avenue, 10th Floor, Irvine, California 92612, or such other place as the Payee may designate in writing to the Maker.

     The principal and interest of this Note shall be due and payable on or before March 31, 2002. Provided, however, notwithstanding anything herein contained to the contrary, all payments of principal and interest due on this Note shall be payable only in the common stock of the Maker valued at $0.21 per share, pursuant to Schedule A, attached hereto and incorporated herein by reference for all purposes.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied first to the principal. Any interest on any prepaid principal shall immediately cease to accrue.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     In the event default is made in the payment of any part of the principal or interest of this Note as the same becomes due and payable, and such default shall continue for a period of 10 days following written notice thereof given by the Payee or any holder hereof, the legal holder hereof has the option, without notice or demand, to declare the unpaid principal of this Note at once due and payable.

     The undersigned hereby agrees to pay all expenses incurred by the Payee, including reasonable attorney's fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection, or if it is collected by suit or through any probate, bankruptcy or any other legal proceedings.

     If this Note is not paid at maturity, however maturity may be brought about, all principal due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Maker under applicable law.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note shall be governed by and construed in accordance with the laws of the State of California and applicable federal law.


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By /s/ MARK ELLIS
                                      ------------------------------
                                      Mark Ellis, President

Attachment:
-----------
Schedule A - Share Price Analysis

                               Schedule A
                          Share Price Analysis


               Description
-------------------------------------------------------------------------

     Total NBV of Asset Acquired on 01/02/02             778,048.76

     Total NBV of Asset Acquired on 03/11/02             665,260.63



     Total Liabilities assumed                          (126,329.98)


                                                      =============
     NET VALUE OF TRANSACTION                         $1,316,979.41
     LESS NOTE ISSUED                                    (46,545.27)
                                                      -------------
     BASIS OF STOCK ISSUED                            $1,270,434.14
                                                      =============

     Share issued 1/02/02                                 1,711,933
     Share issued 3/11/02                                 4,186,260
                                                      -------------
       Total Shares issued                                5,898,193
                                                      =============

                                                      -------------
     Per share value of transaction                      $0.2153938
                                                      =============

                               Schedule E
                      Certain Assets & Liabilities

                                                          Net Book
             Description                                    Value
-----------------------------------------------------------------------

1     Net Accounts Receivable - Direct
        Gross Receivables                 108,063.00
        Less Reserve                      (67,681.48)
                                         -----------
          Net A/R - Direct                                40,381.52


2     Customer Base Direct (Net)                          19,516.34

3     FFE Acquired                                       169,270.36

4     Equipment and Computers                            108,330.16

5     Software Capitalization                            104,620.81

6     Leasehold improvements                             100,162.63

7     Deposits                                            99,650.75

8     Prepaid expenses                                    13,688.00

9     Telephone equipment                                 27,000.00

10    Expense paid on behalf of UBC                       18,118.32

      Cash receipts retained by NCI
      Expense to be paid on behalf of UBC
11    Net Due from Norstar                                77,309.87



                                                      -------------
  Total Assets Acquired on 01/02/02                      778,048.76
                                                      =============

                               Schedule E
                      Certain Assets & Liabilities


                                                          Net Book
             Description                                    Value
-----------------------------------------------------------------------

1     Net Accounts Receivable - LEC
        Net Billed as of 3/10/02          453,245.45
        Net Unbilled as of 3/10/02         60,447.28
                                         -----------
          Net A/R - LEC                                  513,692.73

2     Customer Base LEC (Net)                            151,567.90

3     HBS Holdback/Receivable                             38,971.00
      (Less 100% Reserve)                                (38,971.00)

4     HBS Reserve for receivables                        197,029.59
      (Less 100% reserve)                               (197,029.59)

                                                      -------------
      Asset Acquired                                     665,260.63
                                                      =============

                               Schedule E
                      Certain Assets & Liabilities

        Creditor            Description of Assets
-------------------------------------------------------------------------

1     Pawnee Leasing      Leased furniture                21,550.00

2     Epic Leasing        Leased Furniture                43,849.50

3     VenServ             Leased network equipment        60,930.48

4
                                                      -------------
                                                         126,329.98
                                                      =============